SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) January 30, 1997

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


    33-70564                                 04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts                 02108
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (617) 624-8900

         None
 (Former name or former address, if changed since last report)






Item 5.  Other Events

    As of January 30, 1997, Boston Capital Tax Credit Fund IV L.P., a
Delaware limited partnership, specifically Series 26 thereof (the "Partnership"), completed various agreements relating to New Devonshire II Limited Partnership, an Ohio limited partnership (the "Operating Partnership"), including an Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of January 30, 1997 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit
(2)(a).

    The Operating Partnership owns and operates an apartment complex in London, Ohio which is known as Devonshire II Apartments (the "Apartment Complex"). The Apartment Complex consists of 16 one-bedroom units and 12 two-bedroom units. Rehabilitation of the Apartment Complex commenced in March 1996 was expected to be substantially completed in January 1997. The Apartment Complex is currently fully occupied.

    Rehabilitation financing in the amount of $274,310 was provided by Fairfield National Bank pursuant to a promissory note, mortgage and related documentation, each dated March 13, 1996. Permanent first mortgage financing in the aggregate amount of $797,299 (the "Mortgage Loan") has been provided by the United States Department of Agriculture, Rural Development. The Mortgage Loan has a term of 50 years and is payable in 600 installments. The Operating Partnership receives an interest credit subsidy from the Permanent Lender which reduces the effective interest rate on the Mortgage Loan to 1%.

    100% of the apartment units (28 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partners are Leonard F. Gorsuch and Fairfield Homes, Inc. The General Partners, each of Lancaster, Ohio, have developed in excess of 4,500 multi-family housing units.

    Gorsuch Management, a division of Fairfiled Homes, Inc., serves as the management agent for the Apartment Complex (the "Management Agent"). The Management Agent will receive a monthly fee from the Operating Partnership equal to 9.62% of gross collections received during the previous month.

    The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $182,070 which was paid to the Operating Partnership on the Admission Date.

    The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $311,710 of Tax Credits during the 10-year period commencing in 1997, of which $308,590 will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:



                             Normal       Capital          Cash
                            Operations   Transactions      Flow

General Partner                1%              50%         50%

Partnership                   99%              50%         50%

Special Limited
Partner                        0%               0%          0%

    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    Boston Capital Asset Management Limited Partnership ("BCAMLP"), an affiliate of the general partner of the Partnership, or another affiliate thereof, will receive an annual Asset Management Fee commencing in 1997 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee will be in an annual amount equal to the lesser of (i) $1,819 or (ii) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment Complex. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the amount of such deficiency shall be paid directly by the General Partner to BCAMLP as an Affiliate thereof from its own funds.


    The Operating Partnership will pay a Construction and Development Fee to the General Partner (or its designee) in the amount of $30,357 for its service in connection with the construction and development of the Apartment Complex. $28,599 of the Construction and Development Fee is payable from the Partnership's Capital Contribution; the balance of $1,758 is deferred. The Operating Partnership will pay to the General Partner an Annual Partnership Management Fee commencing in 1997 for its services in connection with managing the day-to-day business of the Operating Partnership in an amount equal to the lesser of (i) $1,819 per annum or (ii) the excess of (A) one-half of one percent (0.5%) of the Aggregate Cost of the Apartment Complex over (B) the amount of the Asset Management Fee attributable to such year. The Annual Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement.

Item 7.  Exhibits.


     (a) and (b)     There is no meaningful current or historic financial
                     information is available at this time.

     (c)             Exhibits.                                      Page

(1)  (a)1            Form of Dealer-Manager Agreement between Boston
                     Capital Services, Inc. and the Registrant
                     (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)  (a)             First Amended and Restated Agreement of Limited
                     Partnership of New Devonshire II Apartments
                     Limited Partnership

(2)  (b)             Certification and Agreement of New Devonshire
                     II Apartments Limited Partnership

(4)  (a)2            Agreement of Limited Partnership of the
                     Partnership

(16)                 None

(17)                 None

(21)                 None

(24)                 None

(25)                 None

(28)                None
_______________

1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-99602 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 21, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By: Boston Capital Associates IV L.P.,
    its General Partner


    By:  C&M Associates, d/b/a Boston
         Capital Associates, its
    General Partner


    By:  /s/ Herbert F. Collins
    Herbert F. Collins, Partner



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